UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2015

SUNOCO LP

(Exact name of Registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

555 East Airtex Drive
Houston, Texas 77073

(Address of principal executive offices)

(832) 234-3600

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                        Changes in Registrant’s Certifying Accountant.

On March 9, 2015, the Audit Committee (“Audit Committee”) of the Board of Directors of Sunoco GP LLC, the general partner of Sunoco LP (the “Partnership”) notified Ernst & Young LLP (“Ernst & Young”) of its appointment of Grant Thornton LLP (“Grant Thornton”) to serve as the Partnership’s new independent registered public accounting firm for the fiscal year ending December 31, 2015.  Concurrently, Ernst & Young was also dismissed as the auditor of Sunoco LP. The decision was made as part of the integration process related to the acquisition of the Partnership’s general partner by Energy Transfer Partners, L.P. (“ETP”). The acquisition resulted in the Partnership becoming a consolidated subsidiary of ETP. As Grant Thornton currently serves as ETP’s independent registered public accounting firm, the Audit Committee determined that it would be beneficial for ETP and the Partnership to have the same accounting firm audit their respective financial statements.

The audit reports of Ernst & Young on the consolidated financial statements of the Partnership as of December 31, 2014 and 2013, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Partnership’s fiscal years ended December 31, 2014 and December 31, 2013, and during the subsequent interim period through March 9, 2015, the date of the dismissal of Ernst & Young, there were no (1) disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference in connection with their report to the subject matter of the disagreement, or (2) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Partnership provided Ernst & Young with a copy of this Current Report on Form 8-K, and requested that Ernst & Young furnish the Partnership with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the statements made by the Partnership in response to the disclosures required by Item 304(a) of Regulation S-K. The Partnership subsequently received the requested letter, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Partnership’s fiscal years ended December 31, 2014 and December 31, 2013, and during the subsequent interim period through March 9, 2015, neither the Partnership nor anyone acting on the Partnership’s behalf consulted with Grant Thornton regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated March 13, 2015, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	Sunoco GP LLC,
its general partner

By:
Date: March 13, 2015

/s/ Mary E. Sullivan
Mary E. Sullivan
Executive Vice President, Chief Financial Officer and Treasurer

SUNOCO LP

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated March 13, 2015, regarding change in independent registered public accounting firm.